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                                                                 Exhibit 10.24

                                TECO ENERGY, INC.
                           1996 EQUITY INCENTIVE PLAN

              2002 Amendment to TECO Performance Shares Agreements
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         TECO Energy, Inc. hereby amends all outstanding grants to {name] of restricted stock under Performance Share Agreements as set forth below.

         The paragraph entitled Total Shareholder Return is hereby amended by
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replacing the paragraph with the following:

"Total Shareholder Return" is the amount obtained by dividing (1) the sum of (a)
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the amount of dividends with respect to the Performance Period, assuming dividend reinvestment, and (b) the difference between the share price at the end and beginning of the Performance Period, by (2) the share price at the beginning of the Performance Period, with the share price in each case being determined by using the average closing price during the 20 trading days preceding (and inclusive of) the date of determination.

         This Amendment shall be effective as of March 12, 2002.

TECO ENERGY, INC.

By:  __________________________________
     C.E. Childress
     Chief Human Resources Officer

Agreed and Consented to as of the above date:

____________________
      (Name)